UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant   ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
BLEUACACIA LTD

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

LETTER TO SHAREHOLDERS OF BLEUACACIA LTD
bleuacacia
500 Fifth Avenue
New York, New York 10110
Dear bleuacacia ltd Shareholder:
You are cordially invited to attend an extraordinary general meeting of bleuacacia ltd, a Cayman Islands exempted company (“the “Company,” “bleuacacia,” “we,” “us” or “our”), which will be held on December 28, 2023, at 10:00 a.m., Eastern Time (the “Extraordinary General Meeting”), at the offices of bleuacacia located at 500 Fifth Avenue, New York, New York 10110, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.
The Extraordinary General Meeting will be conducted via live webcast, but the physical location of the Extraordinary General Meeting will remain at the location specified above for the purposes of our Amended and Restated Memorandum and Articles of Association (together, the “Articles of Association”). If you wish to attend the Extraordinary General Meeting in person, you must reserve your attendance at least two business days in advance of the initially scheduled Extraordinary General Meeting by contacting bleuacacia’s Executive Director at info@acacia.blue by 10:00 a.m., Eastern Time, on December 26, 2023. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/acaciablue/2024.
The accompanying notice of the Extraordinary General Meeting and proxy statement describe the business bleuacacia will conduct at the Extraordinary General Meeting (unless bleuacacia determines that it is not necessary to hold the Extraordinary General Meeting as described in the accompanying proxy statement) and provide information about bleuacacia that you should consider when you vote your shares. As more fully described in the accompanying proxy statement, which is dated December 13, 2023, and is first being mailed to shareholders on or about that date, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:
1.
Proposal No. 1 — Extension Amendment Proposal — To approve, as a special resolution, an amendment to bleuacacia’s Articles of Association as provided by the first resolution in the form set forth in Annex A to the accompanying proxy statement, to extend the date by which it has to consummate a business combination from February 22, 2024 (the “Termination Date”) to November 22, 2024, or such earlier date as shall be determined by bleuacacia’s board of directors (the “Board”) in its sole discretion (as extended, the “Extended Date”) . This proposal is referred to as the “Extension Amendment Proposal”;

2.
Proposal No. 2 — The Founder Share Amendment Proposal — To approve, as a special resolution, as provided in the second resolution in the form set forth in Annex A to the accompanying proxy statement, an amendment to the Articles of Association to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” or “Founder Shares”), to convert their Class B Ordinary Shares into Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares” or “Public Shares”) on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment”). This proposal is referred to as the “Founder Share Amendment Proposal”; and

3.
Proposal No. 3 — Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Founder Share Amendment Proposal. This proposal is referred to as the “Adjournment Proposal.”

Each of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.
The purpose of the Extension Amendment Proposal, the Founder Share Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow bleuacacia additional time to complete an initial business combination (the “Business Combination”).

You are not being asked to vote on a Business Combination at this time.
The Articles of Association currently provide that the Company has until February 22, 2024 to consummate a business combination (the “Termination Date”). The only way to extend the Termination Date after February 22, 2024 is to hold an Extraordinary General Meeting for a separate shareholder vote under the Articles of Association.
If each of the Extension Amendment Proposal and the Founder Share Amendment Proposal are approved, the Company will have up to November 22, 2024 (as extended, the “Extended Date”), to complete a business combination.
bleuacacia’s board of directors (the “Board”) has determined that it is in the best interests of bleuacacia to seek an extension of the Termination Date and have bleuacacia shareholders approve the Extension Amendment Proposal and the Founder Share Amendment Proposal to allow for additional time to consummate a Business Combination. bleuacacia intends to call an additional Extraordinary General Meeting of its shareholders to approve a Business Combination at a future date (referred to herein as the “Business Combination Extraordinary General Meeting”). The Board believes that it is in the best interests of bleuacacia shareholders that an extension of the Termination Date (the “Extension”) be obtained so that bleuacacia will have an additional amount of time to consummate a Business Combination. Without the Extension, bleuacacia will not be able to complete a Business Combination on or before the Termination Date, and would be forced to liquidate.
bleuacacia has determined that there will not be sufficient time before February 22, 2024 (its current Termination Date) to hold an Extraordinary General Meeting to obtain the requisite shareholder approval of, and to consummate, a Business Combination. Accordingly, our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.
Subject to applicable securities laws (including with respect to material nonpublic information), bleuacacia or its affiliates may (i) purchase Public Shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. In the event that we or any of our affiliates purchase Public Shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.71 per share, based on the amounts held in the Trust Account as of December 8, 2023); (b) would represent in writing that such Public Shares will not be voted in favor of approving any of the foregoing proposals; and (c) would waive in writing any redemption rights with respect to the Public Shares so purchased.
As contemplated by the Articles of Association, the holders of bleuacacia Class A Ordinary Shares issued as part of the units sold in the IPO may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest not previously released which shall be net of taxes payable, and less interest to pay dissolution expenses, calculated as of two business days prior to the consummation of a Business Combination (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting.
If the Founder Share Amendment Proposal is not approved and there are significant requests for redemption, such redemption may prevent the Company from being able to obtain the Extension. The Company believes that the Founder Share Amendment Proposal is in the best interest of the Company because it allows increased flexibility for bleuacacia sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”) to convert its Class B Ordinary Shares to Class A Ordinary Shares and that may aid the Company in retaining investors and meeting the listing requirements on the Nasdaq Stock Market LLC. We expect that the holders of the issued and outstanding Class B Ordinary Shares will convert a substantial portion of the Class B Ordinary Shares into Class A Ordinary Shares of the Company, in accordance with the terms of the Founder Share Amendment Proposal, prior to any redemption in connection with the Extension Amendment Proposal. Notwithstanding the conversion, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A Ordinary Shares. They will continue to be subject to the same restrictions as holders of the Class B Ordinary Shares before the conversion including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a business combination as described in the Company’s final prospectus dated November 17, 2021, filed with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its IPO.

On December 8, 2023, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per Public Share was approximately $10.71 (which is expected to be the same approximate amount two (2) business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $16,960,245.31 as of December 8, 2023 (including interest not previously released to bleuacacia to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Public Shares on Nasdaq Global Market on December 8, 2023 was $10.62. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.09 less per share than if the Public Shares were sold in the open market. bleuacacia cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. bleuacacia believes that such redemption right enables its holders of Public Shares to determine whether to keep their investments for an additional period of time if bleuacacia does not complete a Business Combination on or before the Termination Date.
If the Extension Amendment Proposal and the Founder Share Amendment Proposal are not approved, bleuacacia will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any),; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of bleuacacia’s remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve and liquidate, subject in each case to bleuacacia’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law.
Subject to the foregoing, the approval of the Extension Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under the Cayman Islands law, being the affirmative vote of at least two thirds (2/3) majority of the votes cast by such holders of the issued and outstanding Public Shares and the Class B Ordinary Shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote thereon at the Extraordinary General Meeting or any adjournment thereof. The Public Shares and the Class B Ordinary Shares are together referred to as the “Ordinary Shares.”
Approval of the Adjournment Proposal requires an ordinary resolution under the Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote thereon at the Extraordinary General Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and the Founder Share Amendment Proposal at the Extraordinary General Meeting.
The Board has fixed the close of business on December 7, 2023 (the “Record Date”) as the date for determining bleuacacia shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. However, the holders of Ordinary Shares may elect to redeem all or a portion of their shares in connection with the Extraordinary General Meeting regardless of whether or not they vote at the Extraordinary General Meeting.
bleuacacia believes that given bleuacacia’s expenditure of time, effort and money on searching for a Business Combination, it is in the best interests of bleuacacia shareholders that bleuacacia obtain the Extension. bleuacacia believes a Business Combination will provide significant benefits to its shareholders.
After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal are in the best interests of bleuacacia and its shareholders, and has declared it advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.
bleuacacia’s directors and officers have interests in the Extension Amendment Proposal and the Founder Share Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests may include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and private placement warrants (as defined below). See the section entitled “Extraordinary General Meeting of bleuacacia Shareholders — Interests of the Sponsor, and bleuacacia’s Directors and Officers” in this proxy statement.
Enclosed is the proxy statement containing detailed information about the Extraordinary General Meeting, the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, bleuacacia urges you to read this material carefully and vote your shares.
By Order of the Board of Directors of bleuacacia ltd

/s/Jide Zeitlin
Jide Zeitlin

Co-Chairman of the Board and Co-Chief Executive Officer
Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Extraordinary General Meeting. The approval of the Extension Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at a least two thirds (2/3) majority of the votes cast by such holders of the issued and outstanding Public Shares and the Class B Ordinary Shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote thereon at the Extraordinary General Meeting or any adjournment thereof. The Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the Public Shares and Founder Shares, present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. Accordingly, if you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Proposal, Founder Share Amendment Proposal or Adjournment Proposal. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting.

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF BLEUACACIA LTD
TO BE HELD ON DECEMBER 28, 2023
To the Shareholders of bleuacacia ltd:
NOTICE IS HEREBY GIVEN that an extraordinary general meeting of bleuacacia ltd, a Cayman Islands exempted company (“the “Company,” “bleuacacia,” “we,” “us” or “our”), which will be held on December 28, 2023, at 10:00 a.m., Eastern Time (the “Extraordinary General Meeting”), at the offices of bleuacacia located at 500 Fifth Avenue, New York, New York 10110, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.
The Extraordinary General Meeting will be conducted via live webcast, but the physical location of the Extraordinary General Meeting will remain at the location specified above for the purposes of our Amended and Restated Memorandum and Articles of Association (together, the “Articles of Association”). If you wish to attend the Extraordinary General Meeting in person, you must reserve your attendance at least two business days in advance of the initially scheduled Extraordinary General Meeting by contacting bleuacacia’s Executive Director at info@acacia.blue by 10:00 a.m., Eastern Time, on December 26, 2023. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/acaciablue/2024.
1.
Proposal No. 1 — Extension Amendment Proposal — To approve, as a special resolution, an amendment to bleuacacia’s and Articles of Association as provided by the first resolution in the form set forth in Annex A to this proxy statement, to extend the date by which it has to consummate a business combination from February 22, 2024 (the “Termination Date”) to November 22, 2024 or such earlier date as shall be determined by bleuacacia’s board of directors (the “Board”) in its sole discretion (as extended, the “Extended Date”). This proposal is referred to as the “Extension Amendment Proposal.”

2.
Proposal No. 2 — The Founder Share Amendment Proposal — To approve, as a special resolution, as provided in the second resolution in the form set forth in Annex A to this proxy statement, an amendment to the Articles of Association to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” or “Founder Shares”), to convert their Class B Ordinary Shares into Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares” or “Public Shares”) on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment”). This proposal is referred to as the “Founder Share Amendment Proposal.”

3.
Proposal No. 3 — Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Founder Share Amendment Proposal. This proposal is referred to as the “Adjournment Proposal”.

The purpose of the Extension Amendment Proposal, the Founder Share Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow bleuacacia additional time to complete an initial business combination (the “Business Combination”).
You are not being asked to vote on a Business Combination at this time.
The Articles of Association currently provides that the Company has until February 22, 2024 to consummate a Business Combination. The only way to extend the Termination Date after February 22, 2024 is to hold an extraordinary general meeting for a separate shareholder vote under the Articles of Association.
If the Extension Amendment Proposal and the Founder Share Amendment Proposal are approved, the Company shall have until the Extended Date to complete a business combination.
bleuacacia’s board of directors (the “Board”) has determined that it is in the best interests of bleuacacia to seek an extension of the Termination Date and have bleuacacia’s shareholders approve the Extension Amendment Proposal to allow for additional time to consummate a Business Combination. bleuacacia intends to call an additional extraordinary general meeting of its shareholders to approve a Business Combination at a future date (referred to herein as the “Business Combination Extraordinary General Meeting”). The Board believes that it is in the best interests of bleuacacia shareholders that an extension of the Termination Date (the “Extension”) be obtained so that bleuacacia will have an additional amount of time to consummate a Business Combination. Without the Extension, bleuacacia will not be able to complete a Business Combination on or before the Termination Date, and would be forced to liquidate.
bleuacacia has determined that there will not be sufficient time before February 22, 2024 (its current Termination Date) to hold an Extraordinary General Meeting to obtain the requisite shareholder approval of, and to consummate, a Business Combination. Accordingly, our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.
As contemplated by the Articles of Association, the holders of bleuacacia’s Class A Ordinary Shares, issued as part of the units sold in the IPO (“Units”) may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest not previously released which shall be net of taxes payable, and less interest to pay dissolution expenses, calculated as of two (2) business days prior to the consummation of the Extraordinary General Meeting (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting.
If the Founder Share Amendment Proposal is not approved and there are significant requests for redemption, such redemption may prevent the Company from being able to extend the time available to consummate a business combination. The Company believes that the Founder Share Amendment Proposal is in the best interest of the Company because it allows increased flexibility for bleuacacia sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”) to convert its Class B Ordinary Shares into Class A Ordinary Shares and that may aid the Company in retaining investors and meeting the listing requirements on the Nasdaq Stock Market LLC. The holders of the issued and outstanding Founder Shares have informed the Company that, if the Founder Share Amendment Proposal is approved, they expect to convert a substantial portion of the Founder Shares into Class A Ordinary Shares of the Company, in accordance with the terms of the Founder Share Amendment Proposal, prior to any redemption in connection with the Extension Amendment Proposal. Notwithstanding the conversion, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A Ordinary Shares. They will continue to be subject to the same restrictions as holders of the Class B Ordinary Shares before the conversion including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a business combination as described in the Company’s final prospectus dated November 17, 2021, filed with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its IPO.
On December 8, 2023, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per Public Share was approximately $10.71 (which is expected to be the same approximate amount two (2) business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $16,960,245.31 as of December 8, 2023 (including interest not previously released to bleuacacia to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Ordinary Shares on Nasdaq Global Market on December 8, 2023 was $10.62. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.09 less per share than if the Public Shares were sold in the open market. bleuacacia cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. bleuacacia believes that such redemption right enables its holders of Public Shares to determine whether to keep their investments for an additional period of time if bleuacacia does not complete a Business Combination on or before the Termination Date.
Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.
If the Extension Amendment Proposal and the Founder Share Amendment Proposal are not approved, bleuacacia will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any),; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of bleuacacia’s remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve and liquidate, subject in each case to bleuacacia’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law.
To exercise your redemption rights, on or before 5:00pm, New York Time, at least two (2) business days prior to the Extraordinary General Meeting, you must tender your Public Shares to bleuacacia’s transfer agent and submit a written request to the transfer agent, that bleuacacia redeem your Public Shares for cash. You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold Units, you must first separate your Units into the underlying Public Shares, public warrants and rights. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to exercise your redemption rights.
Subject to the foregoing, the approval of the Extension Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two thirds (2/3) majority of the votes cast by such holders of the issued and outstanding Public Shares and the Class B Ordinary Shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote thereon at the Extraordinary General Meeting or any adjournment thereof. The Public Shares and the Founder Shares are together referred to as the “Ordinary Shares”.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote thereon at the Extraordinary General Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and the Founder Share Amendment Proposal at the Extraordinary General Meeting.
A shareholder who is entitled to attend and vote at the Extraordinary General Meeting is entitled to appoint one or more proxies to attend and vote instead of that shareholder, and that proxyholder need not be a shareholder of the Company.
Record holders of Public Shares and Founder Shares at the close of business on December 7, 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were 1,584,049 issued and outstanding Public Shares and 6,900,000 Founder Shares issued and outstanding. bleuacacia’s warrants do not have voting rights.
This proxy statement contains important information about the Extraordinary General Meeting, the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, bleuacacia urges you to read this material carefully and vote your shares.
This proxy statement is dated December 13, 2023 and is first being mailed to shareholders on or about that date.
By Order of the Board of Directors of bleuacacia ltd

/s/ Jide Zeitlin
Jide Zeitlin

Co-Chairman of the Board and Co-Chief Executive Officer

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect bleuacacia’s current views with respect to, among other things, bleuacacia’s capital resources and results of operations. Likewise, bleuacacia’s financial statements and all of bleuacacia’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect bleuacacia’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. bleuacacia does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•
the occurrence of any event, change or other circumstances that could give rise to a delay in or the failure of bleuacacia to complete a Business Combination (as defined below), including uncertainties resulting from general and economic conditions such as recessions, interest rate fluctuations, inflation, international currency fluctuations, health epidemics and pandemics (such as the COVID-19 pandemic), changes in diplomatic and trade relationships and acts of war or terrorism (such as the military conflict between Ukraine, the Russian Federation and Belarus that started in February 2022);

•	the amount of redemptions by our public shareholders;
•	the trust account being subject to claims of third parties;
•	the ability to obtain additional financing to complete a Business Combination;
•	the anticipated benefits of a Business Combination;
•	the volatility of the market price and liquidity of the Class A Ordinary Shares (as defined below) and other securities of bleuacacia; and
•	the use of funds not held in the Trust Account (as defined below) or available to bleuacacia from interest income on the Trust Account balance.
While forward-looking statements reflect bleuacacia’s good faith beliefs, they are not guarantees of future performance. bleuacacia disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause bleuacacia’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in bleuacacia’s final prospectus dated November 17, 2021, filed with the SEC in connection with bleuacacia’s initial public offering, as amended by other reports bleuacacia filed with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to bleuacacia (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING
Q.	Why am I receiving this proxy statement?
A.
bleuacacia is a blank check company formed under the laws of the Cayman Islands for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Like most blank check companies, the Articles of Association provides for the return of the proceeds from bleuacacia’s initial public offering held in trust to the holders of public shares (the “Public Shares”) sold in the initial public offering (the “IPO”) if there is no qualifying business combination(s) consummated on or before the Termination Date.

bleuacacia believes that it is in the best interests of bleuacacia shareholders to continue bleuacacia’s existence until the Extended Date, if necessary, in order to allow bleuacacia additional time to complete a Business Combination and is therefore holding this Extraordinary General Meeting. bleuacacia intends to hold a Business Combination Extraordinary General Meeting to approve a Business Combination at a future date.
Q.	When and where is the Extraordinary General Meeting?
A.
The Extraordinary General Meeting will be held on December 28, 2023, at 10:00 a.m., Eastern Time, at the offices of bleuacacia located at 500 Fifth Avenue, New York, New York 10110, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders may attend the Extraordinary General Meeting in person. However, we encourage you to attend the Extraordinary General Meeting virtually. If you wish to attend the Extraordinary General Meeting in person, you must reserve your attendance at least two business days in advance of the initially scheduled Extraordinary General Meeting by contacting bleuacacia’s Executive Director at info@acacia.blue by 10:00 a.m., Eastern Time, on December 26, 2023. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/acaciablue/2024.
Q:	How do I vote?
A:
If you were a holder of record of Class A Ordinary Shares (the “Class A Ordinary Shares” or “Public Shares”) or Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” or “Founder Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) on December 7, 2023, the record date for the Extraordinary General Meeting (the “Record Date”), you may vote with respect to the proposals in person or virtually at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 11:59 p.m., Eastern Time, on December 27, 2023.
Voting in Person at the Meeting. If you attend the Extraordinary General Meeting and plan to vote in person, you will be provided with a ballot at the Extraordinary General Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Extraordinary General Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, you will need to bring to the Extraordinary General Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.
Voting Electronically. You may attend, vote and examine the list of shareholders entitled to vote at the Extraordinary General Meeting by visiting https://www.cstproxy.com/acaciablue/2024 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. Votes submitted electronically over the Internet on www.proxyvote.com must be received by 11:59 p.m., Eastern Time, on December 27, 2023.

Q:	How do I attend the virtual Extraordinary General Meeting?
A:
If you are a registered shareholder, you will receive a proxy card from Broadridge Financial Solutions, Inc. The form contains instructions on how to attend the virtual Extraordinary General Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”) at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Extraordinary General Meeting starting December 24, 2023 at 10:00 a.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/acaciablue/2024, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Extraordinary General Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Extraordinary General Meeting.
Shareholders who hold their investments through a bank or broker, will need to contact their bank or broker to receive a control number. If you plan to vote at the Extraordinary General Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact your bank or broker for specific instructions on how to receive the control number. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to Internet, you can listen only to the meeting by dialing +1 800-450-7155 (toll-free) (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 7684202#. Please note that you will not be able to vote or ask questions at the Extraordinary General Meeting if you choose to participate telephonically.
Q.	What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?
A.	bleuacacia shareholders are being asked to consider and vote on the following proposals:
•
Proposal No. 1 — Extension Amendment Proposal — To approve, as a special resolution, an amendment to the Articles of Association as provided by the first resolution in the form set forth in Annex A to this proxy statement, to extend the date by which bleuacacia must consummate a business combination from February 22, 2024, to the Extended Date (the “Extension Amendment Proposal”).

•
Proposal No. 2 — The Founder Share Amendment Proposal — To approve, as a special resolution, as provided in the second resolution in the form set forth in Annex A to this proxy statement, an amendment to the Articles of Association to provide for the right of a holder of the Company’s Class B ordinary shares to convert into Class A ordinary shares on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment,” and such proposal, the “Founder Share Amendment Proposal”); and

•
Proposal No. 3 — Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Founder Share Amendment Proposal (the “Adjournment Proposal”).

Q.	Are the proposals conditioned on one another?
A.	No, except that approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.
If the Extension is implemented and one or more bleuacacia shareholders elect to redeem their Public Shares pursuant to the Redemption, bleuacacia will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for bleuacacia’s use in connection with consummating a Business Combination on or before the Extended Date.

If the Extension Amendment Proposal and the Founder Share Amendment Proposal are not approved, bleuacacia will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of bleuacacia’s remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve and liquidate, subject in each case to bleuacacia’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law.
The Sponsor and Natara Halloway and Ibukun Awosika, two of bleuacacia’s directors (together, the “Initial Shareholders”) waived their rights to participate in any liquidating distribution with respect to the 6,900,000 Founder Shares. There will be no distribution from the trust account with respect to bleuacacia’s warrants, which will expire worthless in the event bleuacacia dissolves and liquidates the trust account.
The Adjournment Proposal is conditioned on bleuacacia not obtaining the necessary votes for approving the Extension Amendment Proposal and the Founder Share Amendment Proposal prior to the Extraordinary General Meeting in order to seek additional time to obtain sufficient votes in support of the Extension.
Q.	Why is bleuacacia proposing the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal?
A.
The Articles of Association currently provide for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares sold in the IPO if there is no qualifying business combination(s) consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal, the Founder Share Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow bleuacacia additional time to complete a Business Combination.

bleuacacia has determined that there will not be sufficient time before February 22, 2024 (its current Termination Date) to hold an Extraordinary General Meeting to obtain the requisite shareholder approval of, and to consummate, a Business Combination. Accordingly, our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension. Without the Extension, bleuacacia will not be able to complete a Business Combination on or before the Termination Date, and would be forced to liquidate.
bleuacacia believes that given bleuacacia’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that bleuacacia is in the best position possible to consummate a Business Combination and that it is in the best interests of bleuacacia shareholders that bleuacacia obtain the Extension. bleuacacia believes a Business Combination will provide significant benefits to its shareholders.
You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. The vote by bleuacacia shareholders on a Business Combination will occur at an extraordinary general meeting of bleuacacia shareholders, to be held on at a later date, and the solicitation of proxies from bleuacacia shareholders in connection with such separate Business Combination Extraordinary General Meeting, and the related right of bleuacacia shareholders to redeem in connection with a Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal and the Founder Share Amendment Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal and the Founder Share Amendment Proposal are implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.
If the Extension Amendment Proposal or the Founder Share Amendment Proposal are not approved by bleuacacia shareholders, bleuacacia may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the proposals. If the Adjournment Proposal is not approved by bleuacacia shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Founder Share Amendment Proposal.

Q.	What vote is required to approve the proposals presented at the Extraordinary General Meeting?
A.
The approval of each of the Extension Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two thirds (2/3) majority of the votes cast by such holders of the issued and outstanding Public Shares and the Class B Ordinary Shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote thereon at the Extraordinary General Meeting or any adjournment thereof. A bleuacacia shareholder’s failure to vote by proxy or to vote herself/himself/itself at the Extraordinary General Meeting will not be counted towards the number of Public Shares and Founder Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote, abstentions and broker non-votes will have no effect on the outcome of the proposal. The presence, in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy, at the Extraordinary General Meeting of the holders of issued and outstanding Public Shares and Founder Shares representing a majority of all issued and outstanding Public Shares and Founder Shares shall constitute a quorum for the vote on the proposals.

The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote thereon at the Extraordinary General Meeting. Accordingly, a bleuacacia’s shareholder’s failure to vote by proxy or to vote oneself at the Extraordinary General Meeting will not be counted towards the number of Public Shares and Founder Shares required to validly establish a quorum. However, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal. The presence, in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy, at the Extraordinary General Meeting of the holders of issued and outstanding Public Shares and Founder Shares representing a majority of all issued and outstanding Public Shares and Founder Shares shall constitute a quorum for the vote on the proposals.
Q.	Why should I vote “FOR” the Extension Amendment Proposal?
A.
bleuacacia believes its shareholders will benefit from bleuacacia consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which bleuacacia has to complete an initial business combination until the Extended Date. The Extension would give bleuacacia additional time to complete a Business Combination. bleuacacia believes a Business Combination will provide significant benefits to its shareholders.

The Board believes that given bleuacacia’s expenditure of time, effort and money on searching for a Business Combination, it is in the best interests of bleuacacia shareholders and bleuacacia that the Extension be obtained so that bleuacacia will have an additional amount of time to consummate a Business Combination. Without the Extension, bleuacacia will not be able to complete a Business Combination on or before the Termination Date, and would be forced to liquidate.
Q.	Why should I vote “FOR” the Founder Share Amendment Proposal?
A.
bleuacacia believes shareholders will benefit from bleuacacia consummating a Business Combination. It is proposing the Founder Share Amendment Proposal because it is in the best interest of the Company to allow increased flexibility for the Sponsor to convert its Class B Ordinary Shares into Public Shares and that may aid the Company in retaining investors and meeting the listing requirements on the Nasdaq Stock Market LLC. Without the Founder Share Amendment, bleuacacia believes that it may be more difficult to complete a Business Combination and maybe subject to delisting from the Nasdaq Stock Market LLC. If that were to occur, bleuacacia may be forced to liquidate. Sponsor will continue to be subject to the same restrictions as the holder of the Class B Ordinary Shares before the conversion including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a business combination as described in the Company’s final prospectus dated November 17, 2021, filed with the SEC in connection with its IPO.

Q.	Why should I vote “FOR” the Adjournment Proposal?
A.	If the Adjournment Proposal is not approved by bleuacacia shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Founder Share Amendment Proposal.
If presented, the Board unanimously recommends that you vote in favor of the Adjournment Proposal.
Q.	How will the Initial Shareholders vote?
A.
We expect the Initial Shareholders to vote any Public Shares and Founder Shares over which they have voting control, in favor of the Extension Amendment Proposal, the Founder Share Amendment Proposal and, if necessary, the Adjournment Proposal.

The Initial Shareholders and their respective affiliates are not entitled to redeem any Founder Shares in connection with the Extension Amendment Proposal and the Founder Share Amendment Proposal. On the Record Date, the Initial Shareholders beneficially owned and was entitled to vote an aggregate of 6,900,000 Founder Shares, representing approximately 81.3% of bleuacacia’s issued and outstanding shares.
Q.	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Adjournment Proposal?
A.	If you do not want the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.
If you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal.
If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established and will have no effect on the outcome of the Extension Amendment Proposal and the Founder Share Amendment Proposal.
If the Extension Amendment Proposal and the Founder Share Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.
Q.	What happens if the Extension Amendment Proposal and the Founder Share Amendment Proposal are not approved?
A.
If there are insufficient votes to approve the Extension Amendment Proposal, and the Founder Share Amendment Proposal, bleuacacia may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal and the Founder Share Amendment Proposal are not approved, bleuacacia will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any),; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of bleuacacia’s remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve and liquidate, subject in each case to bleuacacia’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law.
The Sponsor and the officers, directors and the Initial Shareholders of bleuacacia waived their rights to participate in any liquidation distribution with respect to the 6,900,000 Founder Shares. There will be no distribution from the Trust Account with respect to bleuacacia’s warrants, which will expire worthless in the event bleuacacia dissolves and liquidates the Trust Account.

Q.	If the Extension Amendment Proposal and the Founder Share Amendment Proposal are approved, what happens next?
A.
If the Extension Amendment Proposal and the Founder Share Amendment Proposal are approved, bleuacacia will continue to attempt to consummate a Business Combination until the Extended Date. bleuacacia will file the amendments to the Articles of Association with the Cayman Islands Registrar of Companies in substantially the form that appears in Annex A hereto and will continue its efforts to obtain approval of a Business Combination at an extraordinary general meeting and consummate the closing of a Business Combination on or before the Extended Date.

If the Extension Amendment Proposal and the Founder Share Amendment Proposal are approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of bleuacacia held by bleuacacia’s officers, directors, the Sponsor and its affiliates.
Q.	Am I able to exercise my redemption rights in connection with a Business Combination?
A.
If you do not choose to exercise Redemption rights in connection with the Extraordinary General Meeting, you may choose to exercise Redemption rights in connection with a Business Combination if you are a holder of Ordinary Shares as of the close of business on the record date for a Business Combination Extraordinary General Meeting, and you will be able to vote to approve a Business Combination in a Business Combination Extraordinary General Meeting, to be held at a later date. The Extraordinary General Meeting relating to the Extension Amendment Proposal and the Founder Share Amendment Proposal does not affect your right to elect to redeem your Public Shares in connection with a Business Combination, subject to any limitations set forth in the Articles of Association (including the requirement to submit any request for redemption in connection with a Business Combination on or before the date that is two business days before the Extraordinary General Meeting of bleuacacia shareholders to vote on a Business Combination).

Q.	Do I need to request that my shares be redeemed regardless of whether I vote for or against the Extension Amendment Proposal or the Founder Share Amendment Proposal?
A.
Yes. Whether you vote for or against the Extension Amendment Proposal or the Founder Share Amendment Proposal, you may elect to redeem your shares. However, you will need to submit a redemption request for your Public Shares. See “How do I exercise my redemption rights?” below.

Q.	May I change my vote after I have mailed my signed proxy card?
A:
Yes. Shareholders may send a later-dated, signed proxy card to bleuacacia at 500 Fifth Avenue New York, New York 10110 so that it is received by bleuacacia prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on December 28, 2023) or attend the Extraordinary General Meeting in person (which would include presence at the virtual Extraordinary General Meeting ) and vote. Shareholders also may revoke their proxy by sending a notice of revocation to bleuacacia’s Executive Director, which must be received by bleuacacia’s Executive Director prior to the vote at the Extraordinary General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?
A.
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. bleuacacia believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on the Extension Proposal, the Founder Share Amendment Proposal or the Adjournment Proposal.
Q.	What constitutes a quorum at the Extraordinary General Meeting?
A.	A quorum is the minimum number of bleuacacia shareholders necessary to hold a valid meeting.
One or more shareholders who together hold not less than a majority of the issued and outstanding Ordinary Shares of bleuacacia entitled to attend and vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.
Q.	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal?
A.
Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Founder Share Amendment Proposal, and the Adjournment Proposal, the Board has determined that the each of the foregoing proposals is in the best interests of bleuacacia and its shareholders. The Board unanimously recommends that bleuacacia shareholders vote “FOR” the Extension Amendment Proposal and the Founder Share Amendment Proposal, and if necessary, the Adjournment Proposal.

Q.	What interests do bleuacacia’s directors and officers have in the approval of the Extension Amendment Proposal and the Founder Share Amendment Proposal?
A.
bleuacacia’s directors and officers have interests in the Extension Amendment Proposal and the Founder Share Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests may include, among others, ownership, directly or indirectly through the Sponsor, of Public Shares, Founder Shares and private placement warrants. See the section entitled “Extraordinary General Meeting of bleuacacia Shareholders — Interests of the Sponsor, and bleuacacia’s Directors and Officers” in this proxy statement.

Q.	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal or the Founder Share Amendment Proposal?
A.	No. There are no appraisal rights available to bleuacacia shareholders in connection with the Extension Amendment Proposal or the Founder Share Amendment Proposal.
As a matter of Cayman Islands law, dissenters' rights are only applicable where the Company is party to a statutory merger which is not the case for any of the proposals.
Q:	If I am a Public Warrant (as defined below) holder, can I exercise redemption rights with respect to my Public Warrants?
A:
No. The holders of warrants issued in connection with the Initial Public Offering (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:	If I am a Right (as defined below) holder, can I exercise redemption rights with respect to my Rights?
A:
No. The holders of rights issued in connection with the Initial Public Offering (each right entitling the holder thereof to receive one-sixteenth (1/16) of one Class A Ordinary Share upon the consummation of a Business Combination) (the “Rights”) have no redemption rights with respect to such Rights.

Q.	What do I need to do now?
A.
You should read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how the Extension Amendment Proposal, the Founder Share Amendment Proposal and the

Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.
Q.	How do I exercise my redemption rights?
A.
In connection with the Extension Amendment Proposal and the Founder Share Amendment Proposal, and contingent upon the effectiveness of the implementation of the Extension, bleuacacia shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Extraordinary General Meeting, including interest earned on the funds held in the Trust Account and not previously released to bleuacacia to pay its taxes, divided by the number of then issued and outstanding Public Shares, subject to the limitations described in the final prospectus dated November 17, 2021, filed in connection with the IPO.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. New York Time on December 26, 2023 (two (2) business days before the Extraordinary General Meeting), (i) submit a written request to the Transfer Agent, that bleuacacia redeem your Public Shares for cash, and (ii) deliver your shares to the Transfer Agent physically or electronically through DTC. The address of bleuacacia’s Transfer Agent is listed under the question “Who can help answer my questions?” below. bleuacacia requests that any requests for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your shares generally will be faster than delivery of physical share certificates.
A physical share certificate will not be needed if your shares are delivered to bleuacacia’s Transfer Agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and bleuacacia’s Transfer Agent will need to act to facilitate the request. It is bleuacacia’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the Transfer Agent. However, because bleuacacia does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with bleuacacia’s consent, until the vote is taken with respect to the matters presented at the Extraordinary General Meeting. If you delivered your shares for redemption to the Transfer Agent and decide within the required timeframe not to exercise your redemption rights, you may request that the Transfer Agent return the shares (physically or electronically). Such requests may be made by contacting the Transfer Agent at the address listed under the question “Who can help answer my questions?”
bleuacacia shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the Transfer Agent prior to the date set forth in this proxy statement, or up to two (2) business days prior to the vote on the proposal to approve the Extension Amendment at the Extraordinary General Meeting, or to deliver their shares to the Transfer Agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal and the Founder Share Amendment Proposal are approved.
There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The Transfer Agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q.	What should I do if I receive more than one (1) set of voting materials for the Extraordinary General Meeting?
A.
You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Separate voting materials will be mailed to bleuacacia shareholders for a Business Combination Extraordinary General Meeting to be held on a later date.
Q.	Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?
A.
bleuacacia will pay the cost of soliciting proxies for the Extraordinary General Meeting. bleuacacia has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Extraordinary General Meeting. bleuacacia will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors and officers of bleuacacia may also solicit proxies by telephone, by facsimile, by mail or on the internet. They will not be paid any additional amounts for soliciting proxies.

Q:	What are the U.S. federal income tax consequences of exercising my redemption rights?
A:
The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Q.	Who can help answer my questions?
A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: BLEU.info@investor.morrowsodali.com
To obtain timely delivery, bleuacacia shareholders must request the materials no later than December 20, 2023, or five (5) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about bleuacacia from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”
If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the Transfer Agent on or before 5:00 p.m., New York Time, on December 26, 2023 (two business days before the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the Transfer Agent:
Continental Stock Transfer & Trust Company, LLC
1 State Street Plaza, 30th Floor
New York, NY 10004
Attn: SPAC Redemption Team
Email: spacredemptions@continentalstock.com
mzimkind@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF BLEUACACIA SHAREHOLDERS
This proxy statement is being provided to bleuacacia shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of bleuacacia shareholders to be held on December 28, 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
This proxy statement is being first mailed on or about December 13, 2023 to all shareholders of record of bleuacacia as of December 7, 2023, the record date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares or Founder Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.
Date, Time and Place of Extraordinary General Meeting
The Extraordinary General Meeting will be held on December 28, 2023 at 10:00 a.m., Eastern Time, at the offices of bleuacacia located at 500 Fifth Avenue, New York, New York 10110, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.
Shareholders may attend the Extraordinary General Meeting in person. However, we encourage you to attend the Extraordinary General Meeting virtually. If you wish to attend the Extraordinary General Meeting in person, you must reserve your attendance at least two business days in advance of the initially scheduled Extraordinary General Meeting by contacting bleuacacia’s Executive Director at info@acacia.blue by 10:00 a.m., Eastern Time, on December 26, 2023.
You can pre-register to attend the virtual Extraordinary General Meeting starting December 24, 2023 at 10:00 a.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/acaciablue/2024, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Extraordinary General Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Extraordinary General Meeting.
Shareholders who hold their investments through a bank or broker, will need to contact their bank or broker to receive a control number. If you plan to vote at the Extraordinary General Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact your bank or broker for specific instructions on how to receive the control number. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to the Internet, you can listen only to the meeting by dialing +1 800-450-7155 (toll-free) (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 7684202#. Please note that you will not be able to vote or ask questions at the Extraordinary General Meeting if you choose to participate telephonically.
Proposals at the Extraordinary General Meeting
At the Extraordinary General Meeting, bleuacacia shareholders will consider and vote on the following proposals:
1.
Proposal No. 1 — Extension Amendment Proposal — To approve, as a special resolution, an amendment to bleuacacia’s Amended and Restated Memorandum of Association and Articles of Association as provided by the first resolution in the form set forth in Annex A to the accompanying proxy statement, to extend the date by which it has to consummate a business combination from February 22, 2024 (the “Termination Date”) to November 22, 2024, or such earlier date as shall be determined by bleuacacia’s board of directors (the “Board”) in its sole discretion (as extended, the “Extended Date”) . This proposal is referred to as the “Extension Amendment Proposal”;

2.
Proposal No. 2 — The Founder Share Amendment Proposal — To approve, as a special resolution, as provided in the second resolution in the form set forth in Annex A to the accompanying proxy statement, an amendment to the Articles of Association to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” or “Founder Shares”), to convert into Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares” or “Public Shares”) on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment”). This proposal is referred to as the “Founder Share Amendment Proposal”; and

3.
Proposal No. 3 — Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Founder Share Amendment Proposal. This proposal is referred to as the “Adjournment Proposal.”

Voting Power; Record Date
As a shareholder of bleuacacia, you have a right to vote on certain matters affecting bleuacacia. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you own Ordinary Shares or Founder Shares at the close of business on December 7, 2023, which is the Record Date for the Extraordinary General Meeting. You are entitled to one (1) vote for each Ordinary Shares or Founder Shares that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 1,584,049 issued and outstanding Class A Ordinary Shares and 6,900,000 Class B Ordinary Shares or Founder Shares, 6,820,000 of which are held by the Sponsor.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS
Quorum and Required Vote for Proposals for the Extraordinary General Meeting
The approval of the Extension Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at a least two thirds (2/3) majority of the votes cast by such holders of the issued and outstanding Public Shares and the Class B Ordinary Shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote there on at the Extraordinary General Meeting or any adjournment thereof. One or more shareholders who together hold not less than a majority of the issued and outstanding Public Shares and Founder Shares, being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. The failure to vote, abstentions and broker non-votes will have no effect on the outcome of the Extension Amendment Proposal and the Founder Share Amendment Proposal.
It is possible that bleuacacia will not be able to complete its initial business combination on or before the Termination Date, or by the Extended Date (if the Extension Amendment Proposal is approved). If bleuacacia fails to complete its initial business combination on or before the Termination Date, or by the Extended Date if applicable, bleuacacia will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares.
Voting Your Shares – Shareholders of Record
If you are a bleuacacia shareholder of record, you may vote by mail, Internet or telephone. Each Ordinary Share that you own in your name entitles you to one (1) vote on each of the proposals for the Extraordinary General Meeting. Your one (1) or more proxy cards show the number of Ordinary Shares that you own.
Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 11:59 p.m., Eastern Time, on December 27, 2023.
Voting in Person at the Meeting. If you attend the Extraordinary General Meeting and plan to vote in person, you will be provided with a ballot at the Extraordinary General Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Extraordinary

General Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, you will need to bring to the Extraordinary General Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.
Voting Electronically. You may attend, vote and examine the list of shareholders entitled to vote at the Extraordinary General Meeting by visiting https://www.cstproxy.com/acaciablue/2024 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. Votes submitted electronically over the Internet on www.proxyvote.com must be received by 11:59 p.m., Eastern Time, on December 27, 2023.
Voting Your Shares — Beneficial Owners
If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from bleuacacia. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Extraordinary General Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.
After obtaining a valid legal proxy from your broker, bank or other agent, you must then register to attend the Extraordinary General Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to the Transfer Agent. Requests for registration should be directed to Mark Zimkind at mzimkind@continentalstock.com. Written requests can be mailed to:
Continental Stock Transfer & Trust Company, LLC
Attn: SPAC Redemption Team
1 State Street Plaza, 30th Floor
New York, NY 10004
You will receive a confirmation of your registration by email after bleuacacia receives your registration materials. You may attend the Extraordinary General Meeting by visiting https://www.cstproxy.com/acaciablue/2024 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. Follow the instructions provided to vote. bleuacacia encourages you to access the Extraordinary General Meeting prior to the start time leaving ample time for the check in.
Attending the Extraordinary General Meeting
The Extraordinary General Meeting will be held on December 28, 2023 at 10:00 a.m., Eastern Time, at the offices of bleuacacia located at 500 Fifth Avenue, New York, New York 10110, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.
Shareholders may attend the Extraordinary General Meeting in person. However, we encourage you to attend the Extraordinary General Meeting virtually. If you wish to attend the Extraordinary General Meeting in person, you must reserve your attendance at least two business days in advance of the initially scheduled Extraordinary General Meeting by contacting bleuacacia’s Executive Director at info@acacia.blue by 10:00 a.m., Eastern Time, on December 26, 2023.
You can pre-register to attend the virtual Extraordinary General Meeting starting December 24, 2023 at 10:00 a.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/acaciablue/2024, enter your control number, name and email address. Once you pre-

register you can vote or enter questions in the chat box. At the start of the Extraordinary General Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Extraordinary General Meeting.
Shareholders who hold their investments through a bank or broker, will need to contact their bank or broker to receive a control number. If you plan to vote at the Extraordinary General Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact your bank or broker for specific instructions on how to receive the control number. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to the Internet, you can listen only to the meeting by dialing +1 800-450-7155 (toll-free) (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 7684202#. Please note that you will not be able to vote or ask questions at the Extraordinary General Meeting if you choose to participate telephonically.
Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the Extraordinary General Meeting or at the Extraordinary General Meeting by doing any one of the following:
•	you may send another proxy card with a later date;
•	you may notify bleuacacia’s Executive Director in writing at 500 Fifth Avenue New York, New York 10110, before the Extraordinary General Meeting that you have revoked your proxy; or
•	you may attend the Extraordinary General Meeting, revoke your proxy, and vote in person, as indicated above.
No Additional Matters
The Extraordinary General Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal. Under the Articles of Association, other than procedural matters incident to the conduct of the Extraordinary General Meeting, no other matters may be considered at the Extraordinary General Meeting if they are not included in this proxy statement, which serves as the notice of the Extraordinary General Meeting.
bleuacacia intends to hold a Business Combination Extraordinary General Meeting to approve a Business Combination at a future date.
Who Can Answer Your Questions about Voting
If you are a bleuacacia shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing BLEU.info@investor.morrowsodali.com.
Redemption Rights
In connection with the Extension Amendment Proposal and the Founder Share Amendment Proposal, and contingent upon the effectiveness of the Extension Amendment Proposal and the Founder Share Amendment Proposal, each holder of Public Shares may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Extraordinary General Meeting, including interest earned on the funds held in the Trust Account and not previously released to bleuacacia to pay its taxes, divided by the number of then issued and outstanding Public Shares, subject to the limitations described in the final prospectus dated November 17, 2021, filed in connection with the IPO. If you exercise your Redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

In order to exercise your Redemption rights you must:
•	if you hold Units, separate your Units into the underlying Public Shares, public warrants and rights;
•
on or before 5:00 p.m., New York Time, two business days before the Extraordinary General Meeting, tender your shares physically or electronically and submit a request in writing that bleuacacia redeem your Public Shares for cash to the Transfer Agent, at the following address:

Continental Stock Transfer & Trust Company, LLC
1 State Street Plaza, 30th Floor
New York, NY 10004
Attn: SPAC Redemption Team
Email: spacredemptions@continentalstock.com
mzimkind@continentalstock.com
and
•
deliver your Public Shares either physically or electronically through DTC’s DWAC system to the Transfer Agent at least two business days before the Extraordinary General Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the Transfer Agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Extraordinary General Meeting, or to deliver their shares to the Transfer Agent electronically using DTC’s DWAC system, at such shareholder’s option.
Holders of outstanding Units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to the Transfer Agent, with written instructions to separate such Units into Public Shares, public warrants and rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.
If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Transfer Agent. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.
Each redemption of a Public Share by holders of Public Shares will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $16,960,245.31 as of December 8, 2023. Prior to their exercising Redemption rights, bleuacacia shareholders should verify the market price of the Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Ordinary Shares when you wish to sell your shares.

If you exercise your Redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of bleuacacia, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.
If the Extension Amendment Proposal is not approved and the Sponsor does not elect to extend the Termination Date by further funding the Trust Account, bleuacacia will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares and all of bleuacacia’s warrants will expire worthless.
Your right to redeem in connection with the Extraordinary General Meeting relating to the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal does not affect the right of bleuacacia shareholders to elect to redeem their Public Shares in connection with a Business Combination, which is a separate and additional redemption right available to bleuacacia shareholders at the Business Combination Extraordinary General Meeting to be held at a later date.
Appraisal Rights
There are no appraisal rights available to bleuacacia shareholders in connection with the Extension Amendment Proposal or the Founder Share Amendment Proposal.
Proxy Solicitation Costs
bleuacacia is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. bleuacacia has engaged Morrow Sodali to assist in the solicitation of proxies for the Extraordinary General Meeting. bleuacacia and its directors and officers may also solicit proxies in person. bleuacacia will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.
bleuacacia will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. bleuacacia will pay Morrow Sodali a fee of $30,000, plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as bleuacacia’s proxy solicitor. bleuacacia will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to bleuacacia shareholders. Directors and officers of bleuacacia who solicit proxies will not be paid any additional compensation for soliciting.
Interests of the Sponsor, and bleuacacia’s Directors and Officers
When you consider the recommendation of the Board, bleuacacia shareholders should be aware that aside from their interests as shareholders, the Sponsor, certain members of the Board, and officers of bleuacacia have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to bleuacacia shareholders that they approve the Extension Amendment Proposal. bleuacacia shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:
•
the fact that the Sponsor paid $7,520,000 for 7,520,000 Private Placement Warrants, each of which is exercisable commencing 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by the Original Termination Date, then the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

•
the fact that the Initial Shareholders (and certain of bleuacacia’s officers and directors who are members of the Sponsor), have invested in bleuacacia an aggregate of $7,545,000 (in respect of the Class B Ordinary Shares and Private Placement Warrants), comprising the $25,000 purchase price for 6,900,000 Class B Ordinary Shares and the $7,520,000 purchase price for 7,520,000 Private Placement Warrants. Assuming a trading price of $10.62 per Class A Ordinary Share (based upon the closing price of the Class A Ordinary

Shares on the Nasdaq Global Market on December 8, 2023, the most recent practicable date prior to the date of this proxy statement), the 6,900,000 Class B Ordinary Shares would have an implied aggregate market value of $73,278,000. Even if the trading price of the shares of Class A Ordinary Shares were as low as $1.09 per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in bleuacacia by the Sponsor. As a result, if a Business Combination is completed, the Sponsor is likely to be able to make a substantial profit on its investment in bleuacacia at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and bleuacacia liquidates without completing a Business Combination before the Original Termination Date, the holders of Class B Ordinary Shares will lose their entire investment in bleuacacia;
•	the fact that the Sponsor, and bleuacacia’s directors and officers have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination;
•
the fact that the Sponsor and bleuacacia’s officers and directors have waived their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and bleuacacia fails to complete a Business Combination by the Original Termination Date;

•	the indemnification of bleuacacia’s directors and officers and the liability insurance maintained by bleuacacia; and
•
the fact that the Sponsor and bleuacacia’s officers and directors will lose their entire investment in bleuacacia and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by the Original Termination Date. As of the date of this proxy statement, the Sponsor had extended a loan for $1,500,000 to bleuacacia for general corporate purposes pursuant to a convertible promissory note dated April 1, 2022. As of the date of this proxy statement there are loans extended, fees due or outstanding and out-of-pocket expenses amounting in the aggregate to $774,000 for which the Sponsor is awaiting reimbursement.

RISK FACTORS
In addition to the below risk factors, you should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022 and filed with the SEC on April 5, 2023 and in the other reports filed or to be filed with the SEC. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Extension will enable us to complete a Business Combination.
Approving the Extension involves a number of risks. Even if the Extension is approved, we can provide no assurances that any transaction qualifying as a Business Combination will be consummated prior to the Extended Date. Our ability to consummate a Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, we expect to seek shareholder approval of a Business Combination prior to the Extended Date. We are required to offer shareholders the opportunity to redeem their Public Shares (as defined below) in connection with the Extension Amendment Proposal. Even if the Extension is approved by our shareholders, it is possible that Redemptions (as defined below) will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Founder Share Amendment and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination.
We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial Business Combination, including the SPAC Proposed Rules (as defined below) described below.
The SEC has issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential Business Combination target or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial Business Combination and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate bleuacacia at an earlier time than we might otherwise choose.
On March 30, 2022, the SEC issued proposed rules (the “SPAC Proposed Rules”) relating, among other things, to disclosures in SEC filings in connection with Business Combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment

Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Proposed Rules have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with the SPAC Proposed Rules, or pursuant to the SEC’s views expressed in the SPAC Proposed Rules, may increase the costs and time of negotiating and completing an initial Business Combination, and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate bleuacacia at an earlier time than we might otherwise choose. Were we to liquidate, our rights and warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.
If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate bleuacacia.
As described further above, the SPAC Proposed Rules relate, among other matters, to the circumstances in which SPACs such as bleuacacia could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Proposed Rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Proposed Rules would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a Business Combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). bleuacacia would then be required to complete its initial Business Combination no later than 24 months after the effective date of the IPO Registration Statement.
If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate bleuacacia. Were we to liquidate, our rights and warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.
To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we intend to instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash in an interest-bearing demand deposit account until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we would likely receive minimal interest on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of bleuacacia.
The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of our being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we intend to instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination and the liquidation of bleuacacia. Interest on such deposit account is currently approximately 4.5% per annum, but such deposit account carries a variable rate and bleuacacia cannot assure you that such rate will not decrease or increase significantly. Following such liquidation, we would likely receive minimal interest on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash in an interest-bearing demand deposit account would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of bleuacacia.
The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to our 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate bleuacacia. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account, even prior to November 22, 2023, and instead hold all funds in the Trust Account in cash in an interest-bearing demand deposit account which would further reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of bleuacacia. Were we to liquidate, our rights and warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.
The Sponsor and our directors and executive officers represent in the aggregate approximately 81.3% of our voting power, and they have indicated they intend to vote in favor of the Extension Amendment Proposal.
The Sponsor and all of our directors and executive officers are expected to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. On the Record Date, the Sponsor and our directors and executive officers beneficially owned and were entitled to vote an aggregate of 6,900,000 Class B Ordinary Shares, representing approximately 81.3% of the voting power of bleuacacia. The Extension Amendment Proposal must be approved by the affirmative vote of at least two-thirds (2/3) of the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting. When you consider the recommendation of the Board, bleuacacia shareholders should be aware that aside from their interests as shareholders, our Initial Shareholders, certain members of the Board and officers have interests that are different from, or in addition to, those of other shareholders generally.
To the extent that the Sponsor is deemed to be a “foreign person” under the regulations relating to CFIUS, it may be more difficult (or even impossible) to obtain any required approvals for our initial business combination within the requisite time period, which would require us to liquidate.
The Sponsor, bleuacacia sponsor, LLC, is a Cayman Islands limited liability company. The Sponsor currently owns 6,820,000 shares of our Class B Ordinary Shares acquired prior to our IPO, and 7,520,000 Private Placement Warrants that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. The Sponsor is not controlled by a non-U.S. person. Approximately 13.4% of the total allocated membership interests in the Sponsor are owned by non-U.S. persons. To the best of the Company’s knowledge, other than the members holding an approximate 13.4% interest in the Sponsor, the Sponsor does not have substantial ties with any non-U.S. persons.
We do not believe that our Sponsor constitutes a “foreign person” under CFIUS rules and regulations at this time. However, our Sponsor has received and is considering a number of offers for the purchase of a portion of its ownership interest in us. While our Board has not approved any of these offers and we cannot assure you that any of these transactions will occur on the proposed terms or at all, certain of these offers, if consummated, could result in a change in our ownership (including in certain cases, a potential change in control of the Company and involve other economic and governance changes, including board designation rights in favor of the potential purchaser and the replacement of certain directors on our board). If at the relevant time CFIUS considers us to be a “foreign person” and believes that the business of a Business Combination target may affect national security, we could be subject to foreign ownership restrictions and/or CFIUS review. If a potential Business Combination falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate a Business Combination. In addition, if a potential Business Combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with a Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination.
Although we do not believe the Sponsor is a “foreign person” at this time, CFIUS may take a different view at the relevant time and decide to recommend blocking or delaying a potential Business Combination, impose conditions to mitigate national security concerns with respect to a potential Business Combination, order us to divest all or a portion of a U.S. business of the potential combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any potential foreign ownership by the Sponsor. As a result, the pool of potential targets with which we could complete a Business Combination may be limited due to such regulatory restrictions. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete a Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive approximately $10.71 per share, and our warrants and rights will expire worthless. This will also cause you to lose any potential investment opportunity in a potential Business Combination and the chance of realizing future gains on your investment through any price appreciation in the combined company.

PROPOSAL NO. 1 – THE EXTENSION AMENDMENT PROPOSAL
Overview
bleuacacia is proposing to amend, by special resolution, its Articles of Association to extend the date by which bleuacacia must consummate a business combination to the Extended Date so as to give bleuacacia additional time to complete a Business Combination. The text of the proposed special resolution is set forth as the first resolution in Annex A to this proxy statement.
The Board believes that it is in the best interests of bleuacacia shareholders that the Extension be obtained so that bleuacacia will have additional time to consummate a Business Combination. Without the Extension, bleuacacia will not be able to complete a Business Combination on or before the Termination Date, and would be forced to liquidate. bleuacacia intends to hold a Business Combination Extraordinary General Meeting at a future date to approve a Business Combination.
Articles of Association
bleuacacia believes that given bleuacacia’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that bleuacacia is in the best position possible to consummate a Business Combination and that it is in the best interests of bleuacacia shareholders that bleuacacia obtain the Extension. bleuacacia believes a Business Combination will provide significant benefits to its shareholders.
As contemplated by the Articles of Association, the holders of the Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented. You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting.
On December 8, 2023, the redemption price per Public Share was approximately $10.71 (which is expected to be the same approximate amount two (2) business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $16,960,245.31 as of December 8, 2023 (including interest not previously released to bleuacacia to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Public Shares on Nasdaq Global Market on December 8, 2023 was $10.62. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.09 less per share than if the Public Shares were sold in the open market. bleuacacia cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. bleuacacia believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if bleuacacia does not complete a Business Combination on or before the Termination Date.
Reasons for the Extension Amendment Proposal
bleuacacia has determined that there will not be sufficient time before February 22, 2024 (its current termination date) to hold an Extraordinary General Meeting to obtain the requisite shareholder approval of, and to consummate, a Business Combination.
The Articles of Association currently provide that bleuacacia has until the Termination Date to complete an initial business combination. bleuacacia and its officers and directors agreed that they would not seek to amend the Articles of Association to allow for a longer period of time to complete a business combination unless bleuacacia provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. Without the Extension, bleuacacia will not be able to complete a Business Combination on or before the Termination Date and would be forced to liquidate.
bleuacacia has determined that there will not be sufficient time before February 22, 2024 (its current Termination Date) to hold an Extraordinary General Meeting to obtain the requisite shareholder approval of, and to consummate, a Business Combination. Accordingly, our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.
The Extension Amendment Proposal is essential to allowing bleuacacia additional time to consummate a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

As of the date hereof, substantially all of the assets held in the Trust Account are held in money market funds, which primarily invest in U.S. Treasury Bills. There is uncertainty under the Investment Company Act of 1940, as amended (the “Investment Company Act”), whether special purpose acquisition companies, or “SPACs,” could become subject to regulation under the Investment Company Act. The longer that the funds in the Trust Account are held in U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case a claim could be made that we have been operating as an unregistered investment company.
bleuacacia believes that it is in the best interests of bleuacacia shareholders that bleuacacia obtain the Extension in order to complete a Business Combination, which will provide significant benefits to its shareholders.
If the Extension Amendment Proposal is Not Approved
If the Extension Amendment Proposal and the Founder Share Amendment Proposal are not approved, bleuacacia will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any),; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of bleuacacia’s remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve and liquidate, subject in each case to bleuacacia’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law.
The Initial Shareholders have waived their rights to participate in any liquidation distribution with respect to the 6,900,000 Founder Shares. There will be no distribution from the Trust Account with respect to bleuacacia’s warrants, which will expire worthless in the event bleuacacia dissolves and liquidates the Trust Account.
If the Extension Amendment Proposal is Approved
If the Extension Amendment Proposal is approved, bleuacacia intends to file the amendments to the Articles of Association with the Cayman Islands Registrar of Companies in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. bleuacacia will then continue to attempt to consummate a business combination until the Extended Date. bleuacacia will remain a reporting company under the Exchange Act and its Units, Public Shares and public warrants will remain publicly traded during this time.
You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. The vote by bleuacacia shareholders on a Business Combination will occur at a separate Business Combination Extraordinary General Meeting of bleuacacia shareholders, to be held at a later date, and the solicitation of proxies from bleuacacia shareholders in connection with such separate Business Combination Extraordinary General Meeting, and the related right of bleuacacia shareholders to redeem in connection with a Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal and the Founder Share Amendment Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal and the Founder Share Amendment Proposal are implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.
Potential Transactions in bleuacacia Shares
Subject to applicable securities laws (including with respect to material nonpublic information), bleuacacia or its affiliates may (i) purchase Public Shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. In the event that we or any of our affiliates purchase Public Shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.71 per share, based on the amounts held in the Trust Account as of December 8, 2023); (b) would represent in writing that such Public Shares will not be voted in favor of any of the foregoing proposals; and (c) would waive in writing any redemption rights with respect to the Public Shares so purchased.

Redemption Rights
In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.
In order to exercise your Redemption rights you must:
•	if you hold Units, separate your Units into the underlying Public Shares, public warrants and rights;
•
on or before 5:00 p.m., New York Time, two business days before the Extraordinary General Meeting, tender your shares physically or electronically and submit a request in writing that bleuacacia redeem your Public Shares for cash to the Transfer Agent, at the following address:

Continental Stock Transfer & Trust Company, LLC
1 State Street Plaza, 30th Floor
New York, NY 10004
Attn: SPAC Redemption Team
Email: spacredemptions@continentalstock.com
mzimkind@continentalstock.com
and
•
deliver your Public Shares either physically or electronically through DTC’s DWAC system to the Transfer Agent at least two business days before the Extraordinary General Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the Transfer Agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Extraordinary General Meeting, or to deliver their shares to the Transfer Agent electronically using DTC’s DWAC system, at such shareholder’s option.
Holders of outstanding Units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to the Transfer Agent, with written instructions to separate such Units into Public Shares, public warrants and rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.
If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Transfer Agent. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.
Each redemption of a Public Share by holders of Public Shares will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $16,960,245.31 as of December 8, 2023. Prior to their exercising Redemption rights, bleuacacia shareholders should verify the market price of the Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Ordinary Shares when you wish to sell your shares.
If you exercise your Redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of bleuacacia, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.
If the Extension Amendment Proposal is not approved and the Sponsor does not elect to extend the Termination Date by further funding the Trust Account, bleuacacia will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares and all of bleuacacia’s warrants will expire worthless.
Your right to redeem in connection with the Extraordinary General Meeting relating to the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal does not affect the right of bleuacacia shareholders to elect to redeem their Public Shares in connection with a Business Combination, which is a separate and additional redemption right available to bleuacacia shareholders at the Business Combination Extraordinary General Meeting to be held at a later date.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires a special resolution under the laws of the Cayman Islands, being the affirmative vote of at least a two thirds (2/3) majority of the votes cast by the holders of issued and outstanding Public Shares and Founder Shares, as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Extension Proposal.
Full Text of the Resolution
The text of the proposed special resolution to be put to shareholders to consider and vote upon at the Extraordinary General Meeting in relation to the Extension Amendment Proposal is set forth as the first resolution in Annex A to this proxy statement.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT BLEUACACIA SHAREHOLDERS VOTE “FOR”
THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2: THE FOUNDER SHARE AMENDMENT PROPOSAL
Overview
This is a proposal to amend, by special resolution, the Amended and Restated Articles of Association to allow the Initial Shareholders to convert the Class B Ordinary Shares into Class A Ordinary Shares on a one-for-one basis at any time prior to the closing of the Business Combination. They will continue to be subject to the same restrictions as holders of the Class B Ordinary Shares before the conversion including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a business combination as described in the Company’s final prospectus dated November 17, 2021, filed with the SEC in connection with its IPO. The text of the proposed special resolution is set forth as the second resolution in Annex A to this proxy statement
Reasons for the Founder Share Amendment Proposal
The Board believes the opportunity to consummate a Business Combination is in the best interests of the Company and its shareholders.
The Company believes shareholders will benefit from the Company consummating a Business Combination. It is proposing the Founder Share Amendment Proposal because it believes it is in the best interest of the Company to allow increased flexibility for the Sponsor to convert its shares into Public Shares on a one-for-one basis and that may aid the Company in retaining investors and meeting the listing requirements on the Nasdaq Stock Market. Without the Founder Share Amendment, the Company believes that it may be more difficult to complete a Business Combination and maybe subject to delisting from the Nasdaq Stock Market LLC. If that were to occur, the Company would be forced to liquidate.
If the Founder Share Amendment Proposal Is Not Approved
If the Founder Share Amendment Proposal is not approved and there are significant requests for redemption, such redemption may prevent the Company from being able to extend the time available to consummate a business combination. The Company believes that it is in the best interest of the Company to allow increased flexibility for the Sponsor to convert its shares into Public Shares and that may aid the Company in retaining investors and meeting the listing requirements on the Nasdaq Stock Market LLC. If the Founder Share Amendment Proposal is not approved, the Company believes that it may be more difficult to complete a Business Combination and may be subject to delisting from the Nasdaq Stock Market LLC. If we are not able to complete a Business Combination, then the Company would be forced to liquidate.
If the Founder Share Amendment Proposal Is Approved
If the Founder Share Amendment Proposal is approved, bleuacacia intends to file the amendments to the Articles of Association with the Cayman Islands Registrar of Companies in the form of Annex A hereto effective on the date of the shareholders’ approval. The holders of the issued and outstanding Founder Shares have informed the Company that, if the Founder Share Amendment Proposal is approved, they expect to convert a substantial portion of the Founder Shares into Class A Ordinary Shares, in accordance with the terms of the Founder Share Amendment Proposal, prior to any redemption in connection with the Extension Amendment Proposal. Notwithstanding the conversion, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A Ordinary Shares.
Vote Required for Approval
The approval of the Founder Share Amendment Proposal requires a special resolution under the laws of the Cayman Islands, being the affirmative vote of at least two thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, present in person or represented by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Founder Share Amendment Proposal.
Resolution
The text of the proposed special resolution to be put to shareholders to consider and vote upon at the Extraordinary General Meeting in relation to the Founder Share Amendment Proposal is set forth as the second resolution in Annex A to this proxy statement.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT BLEUACACIA SHAREHOLDERS VOTE “FOR”
THE APPROVAL OF THE FOUNDER SHARE AMENDMENT PROPOSAL.

PROPOSAL NO. 3 – THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal asks shareholders to approve the adjournment of the Extraordinary General Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, in the capital of bleuacacia represented (either in person or by proxy) at the Extraordinary General Meeting to approve the Extension Amendment Proposal or (ii) to constitute a quorum necessary to conduct business to vote on the Extension Amendment Proposal or the Founder Share Amendment at the Extraordinary General Meeting.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by bleuacacia’s shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are insufficient Ordinary Shares represented (either in person or by proxy) at the Extraordinary General Meeting to approve the Extension Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment Proposal. In such events, the Extension would not be implemented.
Vote Required for Approval
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote thereon at the Extraordinary General Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Extraordinary General Meeting and therefore will have no effect on the approval of the Adjournment Proposal.
Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, as an ordinary resolution, that the adjournment of the Extraordinary General Meeting to a later time, date or dates if necessary, to be confirmed by the chairman of the Extraordinary General Meeting, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (the “Public Shares”), and Class B ordinary shares, par value $0.0001 per share, in the capital of bleuacacia represented (either in person or by proxy) at the Extraordinary General Meeting to approve the Extension Amendment Proposal and (ii) to constitute a quorum necessary to conduct business to vote on the Extension Amendment Proposal or the Founder Share Amendment at the Extraordinary General Meeting, be approved.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT, IF PRESENTED,
BLEUACACIA SHAREHOLDERS VOTE “FOR”
THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR
SHAREHOLDERS EXERCISING REDEMPTION RIGHTS
The following discussion is a summary of U.S. federal income tax considerations for Redeeming U.S. Holders (as defined below) of Public Shares that elect to have their Public Shares redeemed for cash if the Extension Amendment Proposal or the Founder Share Amendment Proposal is approved. This section applies only to investors that hold Public Shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of its particular circumstances or status, including:
•	financial institutions or financial services entities;
•	broker-dealers;
•	S corporations;
•	taxpayers that are subject to the mark-to-market accounting rules;
•	tax-exempt entities;
•	governments or agencies or instrumentalities thereof;
•	tax-qualified retirement plans;
•	insurance companies;
•	regulated investment companies or real estate investment trusts;
•	expatriates or former long-term residents or citizens of the United States;
•	persons that directly, indirectly, or constructively own 5% or more of our voting shares or 5% or more of the total value of all classes of our shares;
•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;
•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;
•	persons subject to the alternative minimum tax;
•	persons whose functional currency is not the U.S. dollar;
•	controlled foreign corporations;
•	corporations that accumulate earnings to avoid U.S. federal income tax;
•	partnerships (or entities or arrangements classified as partnerships or other pass-through entities for U.S. federal income tax purposes) and any beneficial owners of such partnerships;
•	accrual method taxpayers that are required to recognize income for U.S. federal income tax purposes no later than when such income is taken into account as revenue in applicable financial statements;
•	passive foreign investment companies or their shareholders.
This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which are subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, or state, local or non-U.S. laws. bleuacacia has not sought, and bleuacacia does not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.
If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Public Shares, the U.S. federal income tax treatment of a partner (including a memberor other beneficial owner treated for such purposes as a partner) in the partnership that elects to have Public Shares redeemed for cash will generally depend on the status of the partner and the activities of the partnership. Partnerships holding our Public Shares and partners in such partnerships are urged to consult their own tax advisors.
THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.
For purposes of this discussion, because any unit consisting of one Class A Ordinary Share, one Right and one-half of one Public Warrant to acquire one Class A Ordinary Share is separable at the option of the holder, bleuacacia is treating any Class A Ordinary Share, Right and one-half of one Public Warrant to acquire one Class A Ordinary Share held by a holder in the form of a single unit as separate instruments and is assuming that the unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the Units in connection with the exercise of redemption rights should generally not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.
Certain U.S. Federal Income Tax Considerations to Redeeming U.S. Holders
This section is addressed to Redeeming U.S. Holders (as defined below) of our Public Shares that elect to have their Public Shares redeemed for cash as described in this proxy statement. For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its Public Shares and is, for U.S. federal income tax purposes:
•	an individual citizen or resident of the United States;
•
a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•
any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the U.S. Internal Revenue Code of 1986, as amended (the “Code”)) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption - In General
Subject to the passive foreign investment company (“PFIC”) rules discussed below under the heading “- Passive Foreign Investment Company Rules,” the U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Shares that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss will generally be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares will generally equal the cost of such shares.
The redemption will generally qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in bleuacacia or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.
For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to Public Shares owned directly, Public Shares owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Public Warrants.
The redemption will generally be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of bleuacacia’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80% of the percentage of bleuacacia’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50% of the total combined voting power of bleuacacia. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in bleuacacia. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Assuming bleuacacia is a PFIC (as discussed below under “- Passive Foreign Investment Company Rules,”) such dividends will be taxable to an individual Redeeming U.S. Holder at regular rates and will not be eligible for the reduced rates of taxation on certain dividends received from a “qualified foreign corporation.” Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s Public Shares. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Public Shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its Rights, Public Warrants or possibly in other shares constructively owned by it.
ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.
Passive Foreign Investment Company Rules
A foreign (i.e., non-U.S.) corporation will be a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income, or (ii) at least 50% of its assets in a taxable year (ordinarily, but subject to exceptions, determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.
Because we are a blank check company with no current active business, based upon the composition of our income and assets, and upon a review of our financial statements, we believe that we were likely a PFIC for our most recent taxable year ended on December 31, 2022, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our Public Shares, Rights or Public Warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely “qualified election fund” (“QEF”) election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, such holder generally will be subject to special rules with respect to:
•
any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its Public Shares, Rights or Public Warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “- Tax Treatment of the Redemption - In General,” above); and

•
any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “- Tax Treatment of the Redemption - In General,” above.

Under these special rules,
•	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the Public Shares, Rights or Public Warrants;
•
the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•
the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•
an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder in respect of the tax attributable to each such other taxable year described in the immediately preceding clause of the Redeeming U.S. Holder.

A Redeeming U.S. Holder that has made a QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) Public Shares or a timely “mark to market” election may be subject to different rules than the special PFIC rules described above. Such Redeeming U.S. Holders are urged to consult their tax advisors regarding the tax consequences to them of participating in the redemption.
A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 and such other information as may be required by the U.S. Treasury Department.
THE APPLICATION OF THE PFIC RULES IS EXTREMELY COMPLEX. SHAREHOLDERS WHO ARE CONSIDERING PARTICIPATING IN THE REDEMPTION ARE URGED TO CONSULT WITH THEIR TAX ADVISORS CONCERNING THE APPLICATION OF THE PFIC RULES (INCLUDING WHETHER A QEF ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF ANY SUCH ELECTION) IN THEIR PARTICULAR CIRCUMSTANCES.
Information Reporting and Backup Withholding
Proceeds from the redemption of our Public Shares may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a Redeeming U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. Redeeming U.S. Holders who are required to establish their exempt status may be required to provide such certification on IRS Form W-9.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s United States federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.
AS PREVIOUSLY NOTED ABOVE, THE FOREGOING DISCUSSION OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY SHAREHOLDER. WE ONCE AGAIN URGE YOU TO CONSULT WITH YOUR TAX ADVISER TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU (INCLUDING THE APPLICATION AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX LAWS) OF THE RECEIPT OF CASH IN EXCHANGE FOR SHARES IN CONNECTION WITH THE EXTENSION AMENDMENT PROPOSAL OR THE FOUNDER SHARE AMENDMENT PROPOSAL AND ANY REDEMPTION OF YOUR PUBLIC SHARES.

BUSINESS OF BLEUACACIA
References in this section to “we,” “our,” or “us” refer to bleuacacia ltd.
General
We are a blank check company incorporated on February 11, 2021, as a Cayman Islands exempted company. We were formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Although we are not limited to a particular industry or geographic region for purposes of consummating a Business Combination, we intend to focus our search on a premium branded consumer retail business.
Initial Public Offering and Private Placement
On November 22, 2021, we consummated the Initial Public Offering of 27,600,000 units (the “Units” and, with respect to the Class A ordinary shares included in the Units, the “Public Shares”), including the issuance of 3,600,000 Units as a result of the underwriters’ full exercise of their over-allotment option, at $10.00 per Unit, generating gross proceeds of $276.0 million, and incurring offering costs of approximately $16.3 million, of which approximately $9,660,000 million was for deferred underwriting commissions. On November 22, 2021, simultaneously with the consummation of the Initial Public Offering, we completed the private sale of an aggregate of 7,520,000 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds of $7,520,000. A total of $276,000,000, comprised of $270,480,000 of the proceeds from the Initial Public Offering (which amount includes $9,660,000 of the underwriters’ deferred discount) and $5,520,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account, with Continental Stock Transfer & Trust Company acting as trustee.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of bleuacacia’s Ordinary Shares as of November 13, 2023 by:
•	each person known by bleuacacia to be the beneficial owner of more than 5% of its issued and outstanding Ordinary Shares;
•	each of bleuacacia’s directors and executive officers; and
•	all of bleuacacia’s directors and executive officers as a group.
Unless otherwise indicated, bleuacacia believes that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants as these warrants are not exercisable within 60 days hereof.
	Class A Ordinary Shares		Class B Ordinary Shares(1)
Name and Address of Beneficial Owner(2)	Beneficially Owned	Approximate Percentage of Class A Ordinary Shares Issued and Outstanding	Beneficially Owned	Approximate Percentage of Class B Ordinary Shares Issued and Outstanding	Approximate Percentage of Issued and Outstanding Ordinary Shares
Directors and Officers
Jide Zeitlin(3)	—	—	—	—	—
Lew Frankfort(3)	—	—	—	—	—
Charles McGuigan(3)	—	—	—	—	—
Thomas Northover(3)	—	—	—	—
Ibukun Awosika	—	—	40,000	*	*
Natara Holloway	—	—	40,000	*	*
Kat Peeler	—	—	—	—	—
All officers and directors as a group (6 individuals)	—	—	80,000	1.2%	*
Other 5% Holders
bleuacacia sponsor LLC(4)(5)	—	—	6,820,000	98.8%	80.4%
*	Less than one percent.
(1)
Class B Ordinary Shares will automatically convert into Class A Ordinary Shares concurrently with or immediately following the consummation of bleuacacia’s Business Combination on a one-for-one basis, subject to adjustment.

(2)	Unless otherwise noted, the business address of each of the following is 500 Fifth Avenue New York, New York 10110.
(3)	Does not include any shares indirectly owned by this individual as a result of his or her partnership interest in the Sponsor or its affiliates.
(4)
Jide Zeitlin and at least three other individuals each have voting and dispositive power over the shares owned by bleuacacia sponsor LLC. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. Based upon the foregoing analysis, the aforementioned individuals do not exercise voting or dispositive control over any of the securities held by bleuacacia sponsor LLC, even those in which such person directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares.

(5)
Includes an aggregate 375,000 shares bleuacacia sponsor LLC has agreed to transfer to certain unaffiliated third parties immediately following the consummation of an initial Business Combination pursuant to non-redemption agreements entered into in May 2023 and described in the Company's public filings, including in note 7 to its unaudited condensed financial statements for the quarterly period ended June 30, 2023. See “Where You Can Find More Information.”

FUTURE SHAREHOLDER PROPOSALS
If the Extension Amendment Proposal is approved, we anticipate that we will hold another extraordinary general meeting before the Extended Date to consider and vote upon approval of a Business Combination Agreement and a Business Combination. Accordingly, if we consummate a Business Combination, bleuacacia’s next annual meeting of shareholders will be held at a future date to be determined by the post-Business Combination company. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a Business Combination before the Extended Date, bleuacacia will liquidate and dissolve and there will be no subsequent annual meeting.
HOUSEHOLDING INFORMATION
Unless bleuacacia has received contrary instructions, bleuacacia may send a single copy of this proxy statement to any household at which two or more shareholders reside if bleuacacia believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce bleuacacia’s expenses. However, if shareholders prefer to receive multiple sets of bleuacacia’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of bleuacacia’s disclosure documents, the shareholders should follow these instructions:
•
If the shares are registered in the name of the shareholder, the shareholder should contact bleuacacia at our offices at bleuacacia ltd, 500 Fifth Avenue, New York, New York 10110, to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.
WHERE YOU CAN FIND MORE INFORMATION
bleuacacia files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on bleuacacia at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.
This proxy statement is available without charge to shareholders of bleuacacia upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact bleuacacia in writing at 500 Fifth Avenue, New York, New York 10110.
If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for bleuacacia, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing BLEU.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.
To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Extraordinary General Meeting, or no later than December 20, 2023.

ANNEX A

PROPOSED AMENDMENTS TO
THE AMENDED AND RESTATED
MEMORANDUM OF ASSOCIATION AND ARTICLES OF ASSOCIATION
OF
BLEUACACIA LTD
The Extension Amendment Proposal
RESOLVED, as special resolutions, THAT:
(a) Article 49.7 of bleuacacia’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.7:
49.7   In the event that:
(a)
the Company does not consummate a Business Combination by November 22, 2024, or such earlier date as shall be determined by the Directors, or such later time as the Members may approve in accordance with the Articles, or a resolution of the Members is passed pursuant to the Companies Act to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination for any reason; or

(b)	if the Directors, acting in good faith, determine by resolution, and provide notice in writing to the Members, that the Company is unable to consummate a Business Combination by November 22, 2024,

the Company shall:
(i)	cease all operations except for the purpose of winding up;
(ii)
as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish the Members' rights of the holders of Public Shares as Members (including the right to receive further liquidation distributions, if any); and

(iii)	as promptly as reasonably possible following such redemption, subject to the approval of the Company's remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.
(b) Article 49.8 of bleuacacia’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8:
49.8   If any amendment is made:
(a)	to the Articles that would affect the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company:
(i) has not consummated an initial Business Combination by November 22, 2024; or
(ii) such later time as the Members of the Company may approve in accordance with the Articles or a resolution of the Company’s Members is passed pursuant to the Companies Act to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination for any reasons; or
(b)
with respect to any other provisions of these Articles relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval

A-1

of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable) earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.
The Founder Share Amendment Proposal
RESOLVED, as special resolutions, THAT:
(a) Articles 17.2 and 17.3 of bleuacacia’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Articles 17.2 and 17.3:
17.2
Class B Shares shall automatically convert into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”): (a) at any time and from time to time at the option of the holders thereof; or (b) in connection with the consummation of a Business Combination.

17.3
Notwithstanding the Initial Conversion Ratio, in the case that additional Class A Shares or any other Equity-linked Securities, are issued, or deemed issued, by the Company in excess of the amounts offered in the IPO and in connection with the consummation of a Business Combination, all Class B Shares in issue shall automatically convert into Class A Shares in connection with the consummation of a Business Combination at a ratio for which the Class B Shares shall convert into Class A Shares will be adjusted (unless the holders of a majority of the Class B Shares in issue agree to waive such anti-dilution adjustment with respect to any such issuance or deemed issuance) so that the number of Class A Shares issuable upon conversion of all Class B Shares will equal, on an as-converted basis, in the aggregate, 20 per cent of the sum of all Class A Shares outstanding upon completion of the IPO (after giving effect to any redemptions of Class A Shares pursuant to the Business Combination Article), including the total number of Class A Shares issued and Equity-linked Securities issued or deemed issued in connection with a Business Combination, excluding any Shares or Equity-linked Securities issued, or to be issued, to any seller in a Business Combination and any private placement warrants issued to the Sponsor, its Affiliates, Officers or Directors upon conversion of working capital loans made to the Company.

(b) Article 49.10 of bleuacacia’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.10:
49.10
Except in connection with the conversion of Class B Shares into Class A Shares pursuant to the Class B Ordinary Share Conversion Article hereof where the holders of such Shares have waived any right to receive funds from the Trust Fund, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)	receive funds from the Trust Account; or
(b)(i)	vote as a class with Public Shares on a Business Combination or (ii) approve an amendment to the Articles to amend this Article 49.10.
A-2

SCAN TO
VIEW MATERIALS & VOTE

BLEUACACIA LTD
500 FIFTH AVE
NEW YORK, NY 10110

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 27, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **https://www.cstproxy.com/acaciablue/2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V27197-TBD KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BLEUACACIA LTD

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Proxy Materials for the Extraordinary General Meeting of bleuacacia ltd:
The Proxy Statement is available at www.proxyvote.com.

V27198-TBD

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

bleuacacia ltd

The undersigned appoints Jide Zeitlin and Thomas Northover, and each of them as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of ordinary shares of bleuacacia ltd held of record by the undersigned at the close of business on December 7, 2023 at the Extraordinary General Meeting of bleuacacia ltd to be held on December 28, 2023, at 10:00 AM Eastern Time or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING.

(Continued, and to be marked, dated, and signed, on the other side)